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                                                                    EXHIBIT 10.3


                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty") by JIM C. HODGE ("Guarantor"), is in favor of COASTAL BANC ssb (such bank, together with its successors and assigns herein called the "Lender") whose address is 5718 Westheimer, Suite 100, Houston, Texas 77057, Attn: Gary R. Garrett, Executive Vice President. This Guaranty is executed and delivered pursuant to that certain Loan Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among ALLIED MORTGAGE CORPORATION, a Texas corporation, and ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation (collectively, the "Borrowers" and individually, the "Borrower") and the Lender. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Lender will extend credit and financial accommodations to Borrowers pursuant to the Loan Agreement, pursuant to which the Lender has agreed to extend loans to the Borrowers in the aggregate principal amount of up to $5,500,000.00 upon the terms and subject to the conditions set forth therein (the "Credit Facility");

         WHEREAS, the Guarantor will derive substantial direct and indirect benefits from the Credit Facility;

         WHEREAS, it is a condition precedent to the obligation of the Lender to extend the Credit Facility under the Loan Agreement that the Guarantor shall have executed and delivered this Guaranty to the Lender;

         NOW, THEREFORE, (i) to induce Lender, at any time from time to time, to loan monies, with or without security to or for the account of either Borrower, (ii) at the special insistence and request of Lender, and (iii) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

         1. Guarantor hereby absolutely and unconditionally guarantees the prompt and punctual payment and performance when due (whether at its maturity, by lapse of time, by acceleration or otherwise) of the Guaranteed Obligations (hereinafter defined).

                  Continuing Guaranty. This is a continuing guaranty applicable to and guaranteeing any and all indebtedness, obligations, and liabilities of every kind and character of each Borrower to Lender whether now existing or hereafter arising, whether due and owing or to become due and owing, howsoever created or arising or evidenced, whether joint or several, or joint and several, whether absolute or contingent, and all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitation, any and all amounts of principal, pre- and post-maturity interest (including without limitation, all post-petition interest if any Borrower voluntarily

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         or involuntarily files for protection under any Debtor Law), attorneys'
         fees, costs of collection and other amounts owing thereunder including, without limitation, any and all indebtedness, obligations, and liabilities of each Borrower now or hereafter arising on account of (i) the revolving credit note (the "Note") dated as of even date herewith executed by the Borrowers payable to the order of the Lender in the original principal sum of $5,500,000.00, as the same may be renewed, extended, modified, rearranged, increased, restated or replaced; (ii) the Loan Agreement, as the same may be renewed, extended, modified, rearranged, restated or replaced, (iii) any other document executed in connection with or as security for payment of the Note or any renewal, extension, modification, rearrangement, restatement or replacement thereof, and (iv) all costs, attorney's fees and other expenses incurred by Lender by reason of any default by any Borrower under any of the foregoing. All of the foregoing is hereinafter called the "Guaranteed Obligations".

         2. Guarantor hereby waives marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any indebtedness, obligation or liability to which it applies or may apply, and waives presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of intention to accelerate, notice of acceleration, protest, and notice thereof and all other notices and demands, collection or instigation of suit or any other action by the Lender in collection thereof, including any notice of default in payment thereof or other notice to, or demand of payment therefor on, any party. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas including without limitation, any rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, V.T.C.A., Civil Practice and Remedies Code Section 17.01, Chapter 34 of the Texas Business and Commerce Code.

         3. Guarantor agrees to pay to the Lender its collection costs, including any additional amount for attorneys' fees, but in no event to exceed the maximum amount permitted by law, if the Guaranteed Obligations are not paid by Guarantor upon demand when due as required herein or if this Guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce the Lender's claim to judgment, such judgment shall bear interest at the rate of 10% per annum or such greater maximum rate, if any, allowed by applicable laws.

         4. This is an absolute and unconditional guaranty of payment and not of collection, by Guarantor, jointly and severally with any guarantor of the Guaranteed Obligations in each and every particular, and Guarantor waives any right to require that (a) any action be brought against the Borrowers or any other person or entity, (b) the Lender enforce its rights against any other guarantor of the Guaranteed Obligations, (c) the Lender proceed or enforce its rights against or exhaust any security given to secure the Guaranteed Obligations, (d) the Lender have the Borrowers joined with Guarantor or any other guarantor of all or part of the Guaranteed Obligations in any suit arising out of this Guaranty and/or the Guaranteed Obligations, or (e) the Lender pursue any other remedy in the Lender's powers whatsoever. The Lender shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of any Borrower or any other guarantor of the Guaranteed

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Obligations, and shall remain liable hereon regardless of whether any Borrower or any other guarantor be found not liable thereon for any reason. Should the Lender seek to enforce the obligations of Guarantor by action in any court, Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against the Borrowers or any other person or entity or that the Borrowers or any other person or entity be joined in such cause or that a separate action be brought against the Borrowers or any other person or entity. The obligations of Guarantor hereunder are several from those of the Borrowers or any other person or entity (including without limitation any other surety for the Borrowers), and are primary obligations concerning which Guarantor is the principal obligor. All waivers herein contained shall be without prejudice to the Lender at its option to proceed against the Borrowers or any other person or entity, whether by separate action or by joinder. The payment by Guarantor of any amount pursuant to this Guaranty shall not in anywise entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Guaranteed Obligations or any proceeds thereof, or any security therefor, unless and until the full amount owing to the Lender on the Guaranteed Obligations has been fully paid, but when the same has been fully paid Guarantor shall be subrogated as to any payments made by him to the rights of the Lender as against the Borrowers and/or any endorsers, sureties or other guarantors.

         5. Guarantor agrees that suit may be brought against Guarantor and any other guarantors of the Guaranteed Obligations, jointly and severally, and against one or more of them, less than all, without impairing the rights of the Lender, its successors or assigns, against the other guarantors; nor shall the Lender be required to join any Borrower or any other guarantor or liable party in a suit against a particular guarantor; and the Lender may release any Borrower and/or one or more guarantor(s) or settle with such persons or entities as the Lender deems fit without releasing or impairing the rights of the Lender to demand and collect the balance of such indebtedness from the other remaining guarantors not so released.

         6. Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that the Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

                   (a) Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding between the Borrowers and the Lender, or any other person or entity, pertaining to the Guaranteed Obligations;

                   (b) Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Lender to any Borrower or Guarantor or any person or entity liable on the Guaranteed Obligations;

                   (c) The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of any Borrower or Guarantor or any other person or entity at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of any Borrower or Guarantor, or any changes in the shareholders,

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partners, or members of any Borrower or Guarantor; or any reorganization of any
Borrower or Guarantor;

                   (d) The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Borrower, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

                   (e) Any full or partial release of the liability of any Borrower on the Guaranteed Obligations or any part thereof, of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other person or entity, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrowers will be liable to perform the Guaranteed Obligations, or the Lender will look to other parties to perform the Guaranteed Obligations;

                   (f) The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

                   (g) Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

                   (h) The failure of the Lender or any other person or entity to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                   (i) The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits

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of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations;

                   (j) Any payment by any Borrower to the Lender is held to constitute a preference under the bankruptcy laws, or for any reason the Lender is required to refund such payment or pay such amount to such Borrower or someone else;

                   (k) Any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations; or

                   (l) The fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including without limitation by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws.

         7. In the event any payment by any Borrower or any other guarantor of all or part of the Guaranteed Obligations to the Lender is held to be a preference under the bankruptcy laws, or if for any other reason the Lender is required to refund such payment or pay the amount thereof to any other party, such payment by such Borrower or by such guarantor to the Lender shall not constitute a release of Guarantor from any liability respecting payment of the Guaranteed Obligations, and Guarantor agrees to pay such amount to the Lender upon demand.

         8. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in the Guaranteed Obligations or in this Guaranty, in any note or other instrument, or in any documents securing payment thereof or hereof, or otherwise relating thereto or hereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by such laws. If any excess of interest in such respect is provided for, or shall be adjudged to be so provided for, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Guarantor nor Guarantor's heirs, successors, or assigns or any other party liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is the excess of the maximum amount permitted by such laws, (c) any such excess which may have been collected shall be, at the Lender's option, either applied as a credit against the then unpaid principal amount owing on the Guaranteed Obligations, or refunded, and (d) the effective rate of interest covered by this Guaranty shall be automatically subject to reduction to the maximum lawful rate allowed under applicable usury laws.

         9. This Guaranty is for the benefit of the Lender, and for such other persons and entities as may from time to time become or be the holders of any Guaranteed Obligations; and this Guaranty shall be transferable and negotiable, with the same force and effect and to the same extent as the Guaranteed Obligations may be transferable, it being understood that upon the

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assignment or transfer by the Lender of any Guaranteed Obligations, the legal holder of such Guaranteed Obligations shall have all of the rights granted to the Lender under this Guaranty.

         10. Payment of all amounts hereunder shall be made at the offices of the Lender.

         11. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor or by depositing the same in the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the address shown below or to such other address as the intended recipient may have specified in a prior written notice received by the sender (and if so given, shall be deemed given when mailed).

         12. This Guaranty shall not be wholly or partially satisfied or extinguished by Guarantor's partial payment of any amount due on the Guaranteed Obligations, but shall continue in full force and effect as against Guarantor for the full amount of the Guaranteed Obligations until payment in full thereof.

         13. This Guaranty shall be binding upon Guarantor, his heirs, devisees, executors, administrators, personal representatives, successors and assigns and shall inure to the benefit of, and be enforceable by, the Lender and its successors and assigns and each and every other person who shall from time to time be or become the owner or holder of any of the Guaranteed Obligations, and each and every reference herein to "the Lender" shall also include each and every successor, assign, owner or holder. Guarantor shall not assign or delegate its obligations hereunder without the prior written consent of the Lender.

         14. Guarantor understands and agrees that Guarantor may revoke his future obligations under this Guaranty at any time by giving Lender written notice that Guarantor will not be liable hereunder for any indebtedness or obligations of any Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following the day Lender receives such notice delivered either by: (a) personal delivery to the address of Lender identified above, or (b) United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Lender at the address shown above. Notwithstanding such revocation, Guarantor shall remain liable on his obligations hereunder until payment in full to Lender of (x) all of the Guaranteed Obligations that is outstanding on the effective date of such revocation, and any renewals and extensions thereof, and (y) all loans, advances and other extensions of credit made to or for the account of each Borrower on or after the effective date of such revocation pursuant to the obligation of Lender under a commitment or agreement made to or with such Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty shall remain in effect with respect to the Guaranteed Obligations described in the preceding sentence in the same manner as if such revocation had not been made by Guarantor.

         15. In the event of the death of Guarantor, any duly authorized representative of the estate of Guarantor may revoke Guarantor's future obligations under this Guaranty by giving Lender written notice of Guarantor's death and that the estate of Guarantor shall not be liable hereunder for any indebtedness or obligations of any Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following

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the day Lender receives such notice delivered either by: (a) personal delivery to the address of Lender identified above, or (b) United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Lender at the address shown above. Notwithstanding such revocation, the obligations of the deceased Guarantor shall continue as an obligation against his estate as to (x) all of the Guaranteed Obligations that is outstanding on the effective date of such revocation, and any renewals or extensions thereof, and (y) all loans, advances and other extensions of credit made to or for the account of each Borrower on or after the effective date of such revocation pursuant to an obligation of Lender under a commitment or agreement made to or with such Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty shall remain in effect with respect to the Guaranteed Obligations described in the preceding sentence in the same manner as if such revocation had not been made.

         16. The release by the Lender of any Borrower or one or more other guarantors of all or part of the Guaranteed Obligations shall not affect the Guarantor, who shall remain fully liable in accordance with the terms of this Guaranty.

         17. This Guaranty, whether continuing, specific, and/or limited, shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty agreements by Guarantor or other persons or entities, in favor of the Lender or assigned to the Lender by others.

         18. Guarantor represents and warrants that (i) this Guaranty is not given with actual intent to hinder, delay or defraud any entity to which Guarantor is or will become, on or after the date hereof, indebted; (ii) Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty; (iii) Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Guaranty; (iv) Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with Guarantor constitute an unreasonably small amount of capital; or (v) Guarantor does not intend to incur debts that will be beyond the Guarantor's ability to pay as such debts mature.

         19. This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the United States of America and the State of Texas. Harris County, Texas shall be the proper place of venue to enforce payment or performance under this Guaranty. Guarantor irrevocably agrees that any legal proceeding arising out of or in connection with this Guaranty shall be brought in the state district courts of Harris County, Texas or in the United States District Court for the District in which Harris County, Texas is located.

         20. Guarantor shall furnish to the Lender all such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as the Lender may from time to time request.

         21. Guarantor will not change his address, name or identity without notifying the Lender of such change in writing at least thirty (30) days prior to the effective date of such change.


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         22. No delay on the part of the Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right, nor shall any single or partial exercise of any right, power or privilege bar any further or subsequent exercise of the same or any other any right, power or privilege.

         23. This Guaranty shall not be changed orally, but shall be changed only by agreement in writing signed by the person against whom enforcement of such change is sought.

         24. The masculine and neuter genders used herein shall each include the masculine, feminine and neuter genders and the singular number used herein shall include the plural number. The words "person" and "entity" shall include without limitation individuals, corporations, partnerships, joint ventures, associations, joint stock companies, trusts, unincorporated organizations, and governments and any agency or political subdivision thereof. The term "guarantor" shall include, without limitation, the Guarantor.

         25. If any provision of this Guaranty is determined to be invalid by any court of competent jurisdiction or to be in violation of any applicable law, such invalidity or violation shall have no effect on any other provisions of this Guaranty (which shall remain valid and binding and in full force and effect) or in any other jurisdiction, and to that end the provisions of this Guaranty shall be considered severable.

         26. If this Guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by the undersigned from execution of this Guaranty, and the Board of Directors of the undersigned corporation has decided that, and the undersigned corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the undersigned by reason of execution of this Guaranty.

         27. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS.

         EXECUTED this 30th day of April, 1996.

                                        /s/ JIM C. HODGE
                                        ----------------------------------------
                                        JIM C. HODGE

                                        Address:  Rt 1 Box 629
                                                  ------------------------------
                                                  Hockley 77447-9772
                                                  ------------------------------


                                        Tax I.D. No.:       ----
                                                     ---------------------------

                                        Driver's License No.\State: 04383334 TEX
                                                                   -------------



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STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )

         This instrument was acknowledged before me on this 30 day of April, 1996, by JIM C. HODGE.

                                             /s/ PETUNIA M. CATES
                                             -----------------------------------
                                             NOTARY PUBLIC IN AND FOR
                                             THE STATE OF TEXAS

[SEAL]

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